FIRST AMENDMENT
                                       TO
                           LOAN AND SECURITY AGREEMENT


         This First Amendment to Loan and Security Agreement (this "Amendment") is entered into as of February 5, 1998, by and between SILICON VALLEY BANK ("Bank") and BROADVISION, INC. ("Borrower").

                                    RECITALS

         Borrower and Bank are parties to that certain Loan and Security Agreement dated as of July 2, 1997 (the "Original Agreement"), as amended from time to time (collectively, the "Agreement"). Borrower has failed to comply with Sections 6.8 and 6.10 of the Agreement. Borrower has asked Bank to waive Bank's remedies regarding Borrower's default under those sections. The parties desire to amend the Agreement in accordance with the terms of this Amendment.

         NOW, THEREFORE, the parties agree as follows:

         1. Certain defined terms in Section 1.1 of the Agreement are hereby added or amended as follows:

                  "Advance" or "Advances" means a cash advance or cash advances under the Equipment Facility, Leasehold Facility or the Revolving Facility.

                  "Borrowing Base" has the meaning set forth in Section 2.1(c) hereof.

                  "Committed Line" means Four Million Two Hundred Fifty Thousand Dollars ($4,250,000).

                  "Eligible Accounts" means those Accounts that arise in the ordinary course of Borrower's business that comply with all of Borrower's representations and warranties to Bank set forth in Section 5.4; provided, that standards of eligibility may be fixed and revised from time to time by Bank in Bank's reasonable judgment and upon thirty (30) days prior written notification thereof to Borrower in accordance with the provisions hereof. Unless otherwise agreed to by Bank, Eligible Accounts shall not include the following:

                           (1)  Accounts  that the account  debtor has failed to
pay within ninety (90) days of invoice date;

                           (2) Accounts with respect to an account debtor, fifty
percent (50%) of whose Accounts the account debtor has failed to pay within ninety (90) days of invoice date;

                           (3) Accounts with respect to which the account debtor
is an officer, employee, or agent of Borrower;

                           (4)  Accounts  with respect to which goods are placed
on consignment, guaranteed sale, sale or return, sale on approval, bill and hold, or other terms by reason of which the payment by the account debtor may be conditional;

                           (5) Accounts with respect to which the account debtor
is an Affiliate of Borrower;

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

                           (6) Accounts with respect to which the account debtor
does not have its principal place of business in the United States, except for Eligible Foreign Accounts, and Accounts arising from products shipped to or services provided to branches or offices located in the United States of any account debtor that does not have its principal place of business in the United States;

                           (7) Accounts with respect to which the account debtor
is the United States or any department, agency, or instrumentality of the United States;

                           (8) Accounts with respect to which Borrower is liable
to the account debtor for goods sold or services rendered by the account debtor to Borrower, but only to the extent of any amounts owing to the account debtor against amounts owed to Borrower;

                           (9)  Accounts  with  respect  to an  account  debtor,
including Subsidiaries and Affiliates, whose total obligations to Borrower exceed twenty-five percent (25%) of all Accounts, to the extent such obligations exceed the aforementioned percentage, and as approved in writing by Bank;

                           (10)  Accounts  with  respect  to which  the  account
debtor disputes liability or makes any claim with respect thereto as to which Bank believes, in its sole discretion, that there may be a basis for dispute (but only to the extent of the amount subject to such dispute or claim), or is subject to any Insolvency Proceeding, or becomes insolvent, or goes out of business; and

                           (11) Accounts the collection of which Bank reasonably
determines to be doubtful.

                  "Eligible Foreign Accounts" means Accounts with respect to which the account debtor does not have its principal place of business in the United States, that Bank approves on a case-by-case basis, and that are: (1) covered by credit insurance in form and amount, and by an insurer satisfactory to Bank less the amount of any deductible(s) which may be or become owing thereon; or (2) supported by one or more letters of credit in favor of Bank as beneficiary, in an amount and of a tenor, and issued by a financial institution, acceptable to Bank.

                  "Equipment Committed Line" means One Million Seven Hundred Fifty Thousand Dollars ($1,750,000).

                  "Equipment Facility Availability Date" means July 31, 1998.

                  "Equipment Maturity Date" means July 31, 2001.

                  "Final Leasehold Improvement Budget" means a final budget prepared by Borrower and approved by Bank for the Leasehold Improvements to be financed under Section 2.1(b).

                  "Foreign  Exchange  Reserve"  has the  meaning  set  forth  in
Section 2.1(c)(ii) herein.

                  "Intellectual   Property   Security   Agreement"   means   the
Intellectual Property Security Agreement dated as of July 2, 1997, by and between Borrower and Bank.

                  "Leasehold Committed Line" means Two Million Five Hundred Thousand Dollars ($2,500,000).

                  "Leasehold Facility Availability Date" means March 31, 1998.

                  "Leasehold Maturity Date" means March 31, 2005.


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

                  "Letter of Credit" or "Letters of Credit" has the meaning set forth in Section 2.1(c)(i) herein.

                  "Preliminary Leasehold Improvement Budget" means a preliminary budge prepared by Borrower and approved by Bank for the Leasehold Improvements to be financed under Section 2.1(b).

                  "Revolving Advance" or "Revolving Advances" means a cash advance or cash advances under the Revolving Facility.

                  "Revolving Committed Line" means Two Million Two Hundred Fifty Thousand Dollars ($2,250,000).

                  "Revolving Facility" means the facility under which Borrower may request Bank to issue cash advances, as specified in Section 2.1(c) hereof.

                  "Revolving Maturity Date" means the date immediately preceding the first anniversary of the date of this Agreement.

         2. Section 2.1 is hereby amended and replaced in its entirety as follows:

                  2.1 Advances

                           (a) Equipment Advances. Subject to and upon the terms
and conditions of this Agreement, Bank agrees, at any time from the date hereof through the Equipment Facility Availability Date, to make Equipment Advances to Borrower in an aggregate principal amount of up to the Equipment Committed Line. Prior to or on the date of each Equipment Advance, Borrower shall provide invoices and other documents as requested by Bank, in form and content reasonably satisfactory to Bank, demonstrating that the Equipment Advance (i) shall be used to finance or refinance, as the case may be, Eligible Equipment, and (ii) shall not exceed one hundred percent (100%) of the cost of such Eligible Equipment, including any and all installation, freight or warranty expenses or sales taxes, and (iii) that no more than twenty-five percent (25%) of the value of any such Eligible Equipment for each Equipment Advance is comprised of software licenses, taxes, freight, installation, or other soft costs. Amounts borrowed pursuant to this Section 2.1(a) may not be reborrowed once repaid.

                           (b) Leasehold Advances. Subject to and upon the terms
and conditions of this Agreement, Bank agrees, at any time from the date hereof through the Leasehold Facility Availability Date, to make Leasehold Advances to Borrower in an aggregate principal amount not to exceed the lesser of (i) the Leasehold Committed Line or (ii) the total of the Preliminary Leasehold Improvement Budget plus Two Hundred Fifty Thousand Dollars ($250,000), provided such costs shall be supported by the final Leasehold Improvement Budget provided to Bank prior to the Leasehold Facility Availability Date. Prior to or on the date of the initial Leasehold Advances, Borrower shall provide Bank a copy of the Preliminary Leasehold Improvement Budget. Each Leasehold Advance (i) shall be used to finance Leasehold Improvements in accordance with the Preliminary Leasehold Improvement Budget, and (ii) shall not exceed one hundred percent (100%) of the cost of such Leasehold Improvements. Amounts borrowed pursuant to this Section 2.1(b) may not be reborrowed once repaid.

                           (c) Revolving Facility. Subject to and upon the terms
and conditions of this Agreement, Bank agrees to make Revolving Advances to Borrower in an aggregate amount not to exceed the lesser of the Revolving Committed Line or the Borrowing Base, minus the sum of (i) the face amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), and (ii) the Foreign Exchange Reserve. For purposes of this Agreement, "Borrowing Base" shall mean an amount equal to eighty percent (80%) of Eligible Accounts. Subject to the terms and conditions of

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

this Agreement, amounts borrowed pursuant to this Section 2.1(c) may be repaid and reborrowed at any time prior to the Revolving Maturity Date.

                                    (i) Letters of Credit.

                                    (a) Subject to the terms and  conditions  of
this Agreement, Bank agrees to issue or cause to be issued letters of credit (each a "Letter of Credit," collectively, the "Letters of Credit") for the account of Borrower in an aggregate outstanding face amount not to exceed (i) the lesser of the Revolving Committed Line or the Borrowing Base, minus (ii) the then outstanding principal balance of the Revolving Advances (including drawn but unreimbursed Letters of Credit), minus (iii) the Foreign Exchange Reserve; provided that the aggregate face amount of outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit and any Letter of Credit Reserve) shall not in any case exceed the Revolving Committed Line. Each Letter of Credit shall have an expiry date no later than the Revolving Maturity Date. All Letters of Credit shall be, in form and substance, acceptable to Bank in its sole discretion and shall be subject to the terms and conditions of Bank's form of standard application and letter of credit agreement.

                                    (b)   The    obligation   of   Borrower   to
immediately reimburse Bank for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable, and shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit, under all circumstances whatsoever. Borrower shall indemnify, defend, protect, and hold Bank harmless from any loss, cost, expense or liability, including, without limitation, reasonable attorneys' fees, arising out of or in connection with any Letters of Credit.

                                    (c)  Borrower  may request that Bank issue a
Letter of Credit payable in a currency other than United States Dollars. If a demand for payment is made under any such Letter of Credit, Bank shall treat such demand as a Revolving Advance to Borrower of the equivalent of the amount thereof (plus cable charges) in United States currency at the then prevailing rate of exchange in San Francisco, California, for sales of that other currency for cable transfer to the country of which it is the currency.

                                    (d)  Upon  the  issuance  of any  letter  of
credit payable in a currency other than United States Dollars, Bank shall create a reserve under the Revolving Committed Line for letters of credit against fluctuations in currency exchange rates, in an amount equal to ten percent (10%) of the face amount of such letter of credit. The amount of such reserve may be amended by Bank from time to time account for fluctuations in the exchange rate. The availability of funds under the Revolving Committed Line shall be reduced by the amount of such reserve for so long as such letter of credit remains outstanding.

                                    (ii)  Foreign  Exchange  Contract;   Foreign
Exchange Settlements.

                                    (a) Subject to the terms of this  Agreement,
Borrower may enter into foreign exchange contracts (the "Exchange Contracts") not to exceed an aggregate amount of (i) the lesser of the Revolving Committed Line or the Borrowing Base, minus (ii) the then outstanding principal balance of the Revolving Advances (including drawn but unreimbursed Letters of Credit), minus (iii) the face amount of the outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit) (the "Contract Limit"), pursuant to which Bank shall sell to or purchase from Borrower foreign currency on a spot or future basis. Borrower shall not request any Exchange Contracts at any time it is out of compliance with any of the provisions of this Agreement. All Exchange Contracts must provide for delivery of settlement on or before the Revolving Maturity Date. The amount available under the Revolving Committed Line at any time shall be reduced by the following amounts (the "Foreign Exchange Reserve") on any given day (the "Determination Date"): (i) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed more than two business days after the Determination Date, ten percent (10%) of the gross amount of


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

the Exchange Contracts; plus (ii) on all outstanding Exchange Contracts on which delivery is to be effected or settlement allowed within two (2) business days after the Determination Date, one hundred percent (100%) of the gross amount of the Exchange Contracts.

                                    (b) Bank may, in its  discretion,  terminate
the Exchange Contracts at any time (i) that an Event of Default occurs or (ii) that there is no sufficient availability under the Revolving Committed Line and Borrower does not have available funds in its bank account to satisfy the Foreign Exchange Reserve. If Bank terminates the Exchange Contracts, and without limitation of any applicable indemnities, Borrower agrees to reimburse Bank for any and all fees, costs and expenses relating thereto to arising in connection therewith.

                                    (c)  Borrower  shall  not  permit  the total
gross amount of all Exchange Contracts on which delivery is to be effected and settlement allowed in any two (2) business day periods to be more than the Revolving Committed Line (the "Settlement Limit"), nor shall Borrower permit the total gross amount of all Exchange Contracts to which Borrower is a party, outstanding at any one time, to exceed the Contract Limit. Notwithstanding the above, however, the amount which may be settled in any two (2) business day period may be increased above the Settlement Limit up to, but in no event to exceed, the amount of the Contract Limit under either of the following circumstances:

                                          (i)    if    there    is    sufficient
         availability under the Revolving Committed Line in the amount of the Foreign Exchange Reserve as of each Determination Date, provided that Bank in advance shall reserve the full amount of the Foreign Exchange Foreign Reserve against the Revolving Committed Line; or

                                          (ii)   if   there   is    insufficient
         availability under the Revolving Committed Line, as to settlements within any two (2) business day period, provided that Bank, in its sole discretion, may: (A) verify good funds overseas prior to crediting Borrower's deposit account with Bank (in the case of Borrower's sale of foreign currency); or (B) debit Borrower's deposit account with Bank prior to delivering foreign currency overseas (in the case of Borrower's purchase of foreign currency).

                                    (d) In the case of  Borrower's  purchase  of
foreign currency, Borrower in advance shall instruct Bank upon settlement either to treat the ]settlement amount as an advance under the Revolving Committed Line, or to debit Borrower's account for the amount settled.

                                    (e) Borrower shall execute all standard form
applications and agreements of Bank in connection with the Exchange Contracts and, without limiting any of the terms of such applications and agreements, Borrower will pay all standard fees and charges of Bank in connection with the Exchange Contracts.

                                    (f) Without  limiting any of the other terms
of this Agreement or any such standard form applications and agreement of Bank, Borrower agrees to indemnify Bank and hold it harmless, from and against any and all claims, debts, liabilities, demands, obligations, actions, costs and expenses (including, without limitation, attorneys' fees of counsel of Bank's choice), of every nature and description which it may sustain or incur, based upon, arising out of, or in any way relating to any of the Exchange Contracts or any transactions relating thereto or contemplated thereby.

                           (d) Procedures. Whenever Borrower desires an Advance,
Borrower shall notify Bank by facsimile transmission or telephone no later than 3:00 p.m. California time, one (1) Business Day before the day on which the Advance is requested to be made. Each such notification shall be promptly confirmed by a Payment/Advance Form in substantially the form of Exhibit B hereto. The notice shall be signed by a Responsible Officer and, as to an Equipment Advance, include

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

a copy of the invoice for the Eligible Equipment to be financed. Bank is authorized to make Advances under this Agreement, based upon instructions received from a Responsible Officer, or without instructions if in Bank's discretion such Advances are necessary to meet Obligations which have become due and remain unpaid. Bank shall be entitled to rely on any telephonic notice given by a person who Bank reasonably believes to be a Responsible Officer, and Borrower shall indemnify and hold Bank harmless for any damages or loss suffered by Bank as a result of such reliance. Bank will credit the amount of Advances made under this Section 2.1 to Borrower's deposit account.

                           (e) Interest  and  Principal.  Interest  shall accrue
from the date of each Advance at the rate specified in Section 2.3(a), and shall be payable monthly on the Payment Date of each month through the term of this Agreement. Bank shall, at its option, charge such interest, all Bank Expenses, and all Periodic Payments against any of Borrower's deposit accounts, against the Revolving Committed Line, or against the Committed Line, in which case those amounts shall thereafter accrue interest at the rate then applicable hereunder. Any interest not paid when due shall be compounded by becoming a part of the Obligations, and such interest shall thereafter accrue interest at the rate then applicable hereunder. All Equipment Advances that are outstanding on the Equipment Facility Availability Date will be payable in thirty-six (36) equal monthly installments of principal, plus accrued interest, on the Payment Date for each month through the Equipment Maturity Date. All Leasehold Advances that are outstanding on the Leasehold Facility Availability Date will be payable in eighty-four (84) equal monthly installments of principal, plus accrued interest, on the Payment Date for each month through the Leasehold Maturity Date.

                           (f) Maturity.  The Revolving Facility shall terminate
on the Revolving Maturity Date, at which time all Obligations owing under the Revolving Facility shall be immediately due and payable. The Equipment Facility shall terminate on the Equipment Maturity Date, at which time all Obligations owing under the Equipment Facility shall be immediately due and payable. The Leasehold Facility shall terminate on the Leasehold Maturity Date, at which time all Obligations owing under this Section 2.1 and all other amounts under this Agreement shall be immediately due and payable.

                           (g) Overadvances.  If, at any time or for any reason,
the amount of Obligations owed by Borrower to Bank pursuant to Section 2.1(c) of this Agreement is greater than (i) the lesser of the Revolving Committed Line or the Borrowing Base, minus (ii) the face amount of all outstanding Letters of Credit (including drawn but unreimbursed Letters of Credit), minus (iii) the Foreign Exchange Reserve, Borrower shall immediately pay to Bank, in cash, the amount of such excess.

         3. The reference in Section 2.2 to "Section 2.3(a)" is hereby replaced with "Section 2.3(a)(i) and Section 2.3(a)(ii)".

         4. Section 2.3(a) is hereby amended and replaced in its entirety as follows:

                  a. Interest Rate.

                           (i)  Equipment  Advances  under  Equipment  Facility.
Except as set forth in Section 2.3(b) and subject to the following sentence, all outstanding Equipment Advances shall bear interest at a floating rate equal to the Prime Rate. Except as set forth in Section 2.3(b), Borrower shall have a one-time option as to the Equipment Advances outstanding on the Equipment Facility Availability Date, to elect that all outstanding Equipment Advances shall bear interest at a rate equal to three and one-tenth (3.10) percentage points above the thirty-six (36) month, and eighty-four (84) month, Treasury Note Yield to maturity, for the Equipment Facility, as such rate is quoted by Bank. Such fixed rate option, once elected, shall continue for the term of the Equipment Facility.


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

                           (ii)  Leasehold  Advances under  Leasehold  Facility.
Except as set forth in Section 2.3(b) and subject to the following sentence, all outstanding Leasehold Advances shall bear interest at a floating rate equal to the Prime Rate. Except as set forth in Section 2.3(b), Borrower shall have a one-time option as to the Leasehold Advances outstanding on the Leasehold Facility Availability Date, to elect that all outstanding Leasehold Advances shall bear interest at a rate equal to three and one-tenth (3.10) percentage points above the thirty-six (36) month, and eighty-four (84) month, Treasury Note Yield to maturity, for the Leasehold Facility, as such rate is quoted by Bank. Such fixed rate option, once elected, shall continue for the term of the Leasehold Facility.

                           (iii)  Revolving  Advances.  Except  as set  forth in
Section 2.3(b), all Revolving Advances shall bear interest, on the average Daily Balance thereof, at a rate equal to the Prime Rate.

         5.       The following  paragraph is hereby added at the end of Section
6.3 as follows:

                  Within twenty (20) days after the last day of each month, Borrower shall deliver to Bank a Borrowing Base Certificate signed by a Responsible Officer in substantially the form of Exhibit D hereto, together with aged listings of accounts receivable and accounts payable.

                  Bank shall have a right from time to time to audit Borrower's Accounts and Inventory at Borrower's reasonable expense; provided that, such audits shall not occur more often than every six (6) months unless an Event of Default has occurred and is continuing.

         6. Bank waives Bank's remedies under the Agreement regarding Borrowers' failure to:

                  a.  comply  with  the  Cash  Position/Debt   Service  Coverage
covenant (Section 6.8 of the Original Agreement) for the months ending October 31, 1997 and November 31, 1997; and

                  b. comply with the Tangible Net Worth covenant (Section 6.10 of the Original Agreement) for the months ending August 31, 1997, October 31, 1997 and November 30, 1997.

Such waiver does not constitute a waiver (i) of Bank's remedies regarding compliance with those sections for any other month, (ii) of any other failure by Borrower to comply with the Agreement or any other Events of Default, now existing or hereafter arising, or (iii) Bank's right to require compliance at all times with the terms and conditions of the Agreement. Bank reserves all its rights under the Agreement and under applicable law.

         7. Section 6.7 is hereby amended and replaced in its entirety as follows:

                  6.7 Principal Depository. Borrower shall maintain its principal depository and operating accounts with Bank. Borrower shall maintain average outstanding deposit balances held at Bank of no less than Five Million Dollars ($5,000,000) (the "Minimum Balance"). In the event that Borrower's average outstanding deposits are less than the Minimum Balance, Borrower shall pay to Bank an amount equal to one (1) percent per annum of the difference between the Minimum Balance and the actual daily average outstanding deposit balance held at Bank, which fee shall be fully earned and non-refundable on the last day of each fiscal quarter, payable in arrears.

         8. Section 6.8 is hereby amended and replaced in its entirety as follows:

                  6.8 Liquidity Coverage/Debt Service Coverage. Subject to the following sentence, Borrower shall maintain, as of the last day of each calendar month, (a) the sum of (i) unrestricted cash and cash equivalents plus (ii) the amount of Revolving Advances able to be borrowed but not borrowed under Section 2.1(c) divided by the outstanding balance of all Equipment Advances and Leasehold Advances Borrower owes to Bank, of at least (a) two (2) times the outstanding amount of

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

Equipment Advances and Leasehold Advances. Notwithstanding the foregoing, from and after the time Borrower achieves for three (3) consecutive fiscal quarters a Debt Service Coverage of at least 1.50 to 1.00, Borrower shall not be subject to the minimum liquidity requirement set forth above, but instead shall maintain, as of the last day of each fiscal quarter, a Debt Service Coverage of at least
1.50 to 1.00.

         9. Section 6.9 is hereby amended and replaced in its entirety as follows:

                  6.9 Adjusted Quick Ratio. Borrower shall maintain, as of the last day of each fiscal quarter, a ratio of Quick Assets to Current Liabilities (excluding deferred revenue) of at least 2.0 to 1.0; provided, however, for each calendar month within each fiscal quarter, Borrower shall maintain, as of the last day of each calendar month, a ratio of Quick Assets to Current Liabilities (excluding deferred revenue) of at least 1.5 to 1.0.

         10. Section 6.10 is hereby amended and replaced in its entirety as follows:

                  6.10 Tangible Net Worth. Borrower shall maintain, on a consolidated basis, a Tangible Net Worth plus Subordinated Debt in the following amounts: (i) as of the last day of each fiscal quarter, at least Fourteen Million Dollars ($14,000,000); and (ii) as of the last day of each calendar month during the term of the Agreement, at least Ten Million Dollars ($10,000,000).

         11. Exhibits B, C and the Disbursement Request and Authorization are hereby replaced in their entirety with the attached Exhibits B, C and the Disbursement Request and Authorization.

         12.      Exhibit D attached hereto is hereby added.

         13. Borrower hereby reaffirms all of its obligations under the Intellectual Property Security Agreement.

         14. As a condition to the effectiveness of this Amendment, Borrower shall pay Bank all Bank Expenses (including reasonable attorneys' fees) incurred through the date of this Amendment, which fee and expenses become nonrefundable and fully earned on the date hereof.

         15. The obligation of Bank to make any further Advance pursuant to the terms of the Agreement, as amended hereby, is subject to the condition precedent that Bank shall have received, in form and substance satisfactory to Bank, the following:

                  a. this Amendment, duly executed by the Borrower;

                  b. updated Exhibits A, B and C to the Intellectual Property Security Agreement;

                  c.  Bank  shall   have   received,   in  form  and   substance
satisfactory to Bank, results of an audit of Borrower's Accounts;

                  d. a certificate of secretary of the Borrower with respect to incumbency and resolutions authorizing the execution and delivery of this Amendment;

                  e. payment of Bank Expenses then due as specified in Section 14 hereof; and

                  f. such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

         16. Unless otherwise defined, all capitalized terms in this Amendment shall be as defined in the Agreement. Except as amended, the Agreement remains in full force and effect.

         17. Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of this Amendment, and that no Event of Default has occurred and is continuing.

         18. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

         IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

                                     BROADVISION, INC.


                                     By:  /s/ Randall Bolten
                                         --------------------------------------

                                     Title: CFO
                                            -----------------------------------

                                     SILICON VALLEY BANK


                                     By: /s/ John D. China
                                         --------------------------------------

                                     Title: VICE PRESIDENT
                                            -----------------------------------

                                    EXHIBIT B
                   LOAN PAYMENT/ADVANCE TELEPHONE REQUEST FORM

              DEADLINE FOR SAME DAY PROCESSING IS 3:00 P.M., P.S.T.

TO:  CENTRAL CLIENT SERVICE DIVISION          DATE:
                                                   -----------------------------


FAX#:  (408) 496-2426                         TIME:
                                                   -----------------------------

--------------------------------------------------------------------------------

FROM: BROADVISION, INC.
      --------------------------------------------------------------------------
                                                     CLIENT NAME (BORROWER)
REQUESTED BY: RANDALL BOUTEN
             -------------------------------------------------------------------
                                                     AUTHORIZED SIGNER'S NAME

AUTHORIZED SIGNATURE: /s/ Randall Bolten
                     -----------------------------------------------------------

PHONE NUMBER:650.261.5959
             -------------------------------------------------------------------

FROM ACCOUNT #                                        TO ACCOUNT #
              ---------------------------------------             --------------

REQUESTED TRANSACTION TYPE                               REQUEST DOLLAR AMOUNT
--------------------------                               ---------------------

PRINCIPAL INCREASE (EQUIPMENT ADVANCE)                        $
                                                               -----------------
PRINCIPAL INCREASE (LEASEHOLD ADVANCE)                        $
                                                               -----------------
PRINCIPAL INCREASE (REVOLVING ADVANCE)                        $
                                                               -----------------
PRINCIPAL PAYMENT (ONLY)                                      $
                                                               -----------------
INTEREST PAYMENT (ONLY)                                       $
                                                               -----------------
PRINCIPAL AND INTEREST (PAYMENT)                              $
                                                               -----------------

OTHER INSTRUCTIONS:
                   -------------------------------------------------------------
--------------------------------------------------------------------------------

        All representations and warranties of Borrower stated in the Loan and Security Agreement are true, correct and complete in all material respects as of the date of the telephone request for and Advance confirmed by this Borrowing Certificate; provided, however, that those representations and warranties expressly referring to another date shall be true, correct and complete in all material respects as of such date.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  BANK USE ONLY

TELEPHONE REQUEST:

The following person is authorized to request the loan payment transfer/loan advance on the advance designated account and is known to me.


---------------------------------------                -------------------------
                Authorized Requester
Phone #

---------------------------------------                -------------------------
                Received By (Bank)
Phone #

--------------------------------------------------------------------------------

                                    EXHIBIT C
                             COMPLIANCE CERTIFICATE

TO:     SILICON VALLEY BANK

FROM:   BROADVISION, INC.

     The undersigned authorized officer of BroadVision, Inc. hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement, as amended, between Borrower and Bank (the "Agreement"), (i) Borrower is in complete compliance for the period ending ______ with all required covenants except as noted below and (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

                            Please indicate compliance status by circling Yes/No under "Complies" column.

         Reporting Covenant                                   Required                                             Complies
         ------------------                                   --------                                             --------
         Monthly financial statements                         Monthly within 30 days                               Yes     No
         Annual (CPA Audited)                                 FYE within 90 days                                   Yes     No
         A/R & A/P Agings                                     Monthly within 20 days                               Yes     No
         A/R Audit                                            Initial and Semi-Annual                              Yes     No
         Quarterly 10-Q                                       Within 5 days                                        Yes     No

         Financial Covenant                                   Required                  Actual                     Complies
         ------------------                                   --------                  ------                     --------
         Maintain on a Monthly Basis
         (Inter-Quarter Only):
           Liquidity(1)                                       (2)                       $________                  Yes     No
           Adjusted Quick Ratio                               1.5:1.0                   $________
           Minimum Tangible Net Worth                         $10,000,000               $________
         Maintain on a Quarterly Basis:
           Adjusted Quick Ratio(3)                            2.0:1.0(4)                _____:1.0                  Yes     No
           Minimum Tangible Net Worth(5)                      $14,000,000(6)            $________                  Yes     No
           Debt Service Coverage                              1.5:1.0                   _____:1.0                  Yes     No

(1) see Section 6.8 for  definition;   converts  to  Debt  Service  Coverage  on
    profitability  for  3  consecutive  quarters
(2) two (2) times the outstanding Equipment Advances and Leasehold Advances
(3) Current  Liabilities  to exclude deferred  revenue
(4) 1.5 to 1.0 for each calendar month within each fiscal quarter
(5) see Section 6.10 for definition
(6) $10,000,000 for each calendar month

Comments Regarding Exceptions: See Attached.       -----------------------------

                                                            BANK USE ONLY

Sincerely,                                         Received by:
                                                               -----------------
----------------------------------                 AUTHORIZED SIGNER

SIGNATURE                                          Date:
                                                        ------------------------
----------------------------------                 Verified:
                                                            --------------------
TITLE                                              AUTHORIZED SIGNER

----------------------------------                 -----------------------------
DATE

                                    EXHIBIT D
                           BORROWING BASE CERTIFICATE

------------------------------------------------------------------------------------------------------------------------------------


Borrower:     BroadVision, Inc.                                                         Lender:           Silicon Valley Bank


Revolving Commitment Amount:$2,250,000
------------------------------------------------------------------------------------------------------------------------------------

ACCOUNTS RECEIVABLE
         1.       Accounts Receivable Book Value as of
                                                      -------
$
 -----------------
         2.       Additions (please explain on reverse)                                                    $
                                                                                                            ------------------------
         3.       TOTAL ACCOUNTS RECEIVABLE                                                                $
                                                                                                            ------------------------

ACCOUNTS RECEIVABLE DEDUCTIONS (without duplication)
         4.       Amounts over 90 days due                                              $
                                                                                         -------------------
         5.       Balance of 50% over 90 day accounts                                   $
                                                                                         -------------------
         6.       Concentration Limits                                                  $
                                                                                         -------------------
         7.       Foreign Accounts                                                      $
                                                                                         -------------------
         8.       Governmental Accounts                                                 $
                                                                                         -------------------
         9.       Contra Accounts                                                       $
                                                                                         -------------------
         10.      Promotion or Demo Accounts                                            $
                                                                                         -------------------
         11.      Intercompany/Employee Accounts                                        $
                                                                                         -------------------
         12.      Other (please explain on reverse)                                     $
                                                                                         -------------------
         13.      TOTAL ACCOUNTS RECEIVABLE DEDUCTIONS                                                     $
                                                                                                            ------------------------
         14.      Eligible Accounts (#3 minus #13)                                                         $
                                                                                                            ------------------------
         15.      LOAN VALUE OF ACCOUNTS (80% of #14)                                                      $
                                                                                                            ------------------------

BALANCES
         16.      Maximum Loan Amount                                                                      $
                                                                                                            ------------------------
         17.      Total Funds Available [Lesser of #16 or #15]                                             $
                                                                                                            ------------------------
         18.      Present balance owing on Line of Credit                                                  $
                                                                                                            ------------------------
         19.      Outstanding under Sublimits ( )                                                          $
                                                                                                            ------------------------
         20.      Outstanding under Sublimits (Letters of Credit)                                          $
                                                                                                            ------------------------
         21.      Outstanding under Sublimits (Foreign Exchange)                                           $
                                                                                                            ------------------------
         22.      RESERVE POSITION (#17 minus #18, #19, #20, and #21)                                      $
                                                                                                            ------------------------
The  undersigned  represents  and  warrants  that the  foregoing is true,  complete and correct,  and that the information  reflected in this Borrowing Base Certificate complies with the representations and warranties set forth in the Loan and Security Agreement between the undersigned and Silicon Valley Bank.

COMMENTS:



BROADVISION, INC.                                    ---------------------------
                                                             BANK USE ONLY

By: /s/ Randall Bolten                               Rec'd By:
   -------------------------                                   ----------------
                                                               Auth. Signer
      Authorized Signer                              Date:
                                                          ---------------------

                                                     Verified:
                                                              -----------------
                                                               Auth. Signer
                                                     Date:
                                                          ---------------------

                                                     ---------------------------

                     DISBURSEMENT REQUEST AND AUTHORIZATION


Borrower:     BroadVision, Inc.                     Bank:    Silicon Valley Bank

--------------------------------------------------------------------------------


LOAN TYPE. This is a variable rate, convertible to a fixed rate, equipment and leasehold line of credit of an aggregate principal amount up to $4,250,000 and a variable rate, revolving line of credit of an aggregate principal amount up to $2,250,000.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for business.

SPECIFIC PURPOSE.  The specific purpose of this loan is: equipment and leasehold improvements financing.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disbursed until all of Bank's conditions for making the loan have been satisfied. Please disburse the loan proceeds as follows:

                                         Revolving Advance   Equipment/Leasehold
                                         -----------------   -------------------

    Amount paid to Borrower directly:
    Undisbursed Funds

    Principal

CHARGES  PAID IN  CASH.  Borrower  has paid or will  pay in cash as  agreed  the following charges:


    Charges Paid in Cash:                                                  $
                                                                            ----
                  $TBD    UCC Search Fees
                  $TBD    UCC Filing Fees
                  $TBD    Patent Filing Fees
                  $TBD    Trademark Filing Fees
                  $TBD    Copyright Filing Fees
                  $TBD    Outside Counsel Fees and Expenses (Estimate)

    Total Charges Paid in Cash                                             $
                                                                            ----

AUTOMATIC PAYMENTS. Borrower hereby authorizes Bank automatically to deduct from Borrower's account numbered ______ the amount of any loan payment. If the funds in the account are insufficient to cover any payment, Bank shall not be obligated to advance funds to cover the payment.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO BANK THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO BANK. THIS AUTHORIZATION IS DATED AS OF JULY 2, 1997.

BORROWER:

------------------------------

/s/ Randall Bolten
------------------------------

Authorized Officer

                         CORPORATE RESOLUTIONS TO BORROW


--------------------------------------------------------------------------------


Borrower:   BroadVision, Inc.

--------------------------------------------------------------------------------


         I, the undersigned Secretary or Assistant Secretary of BroadVision, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of Delaware.

         I FURTHER CERTIFY that attached hereto as Attachments 1 and 2 are true and complete copies of the Certificate of Incorporation and Bylaws of the Corporation, each of which is in full force and effect on the date hereof.

         I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held, at which a quorum was present and voting (or by other duly authorized corporate action in lieu of a meeting), the following resolutions were adopted.

         BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

       NAMES                      POSITIONS                 ACTUAL SIGNATURES
       -----------------------------------------------------------------------

--------------------       -----------------------        ----------------------

--------------------       -----------------------        ----------------------

--------------------       -----------------------        ----------------------

--------------------       -----------------------        ----------------------

--------------------       -----------------------        ----------------------


acting for an on behalf of this Corporation and as its act and deed be, and they hereby are, authorized and empowered:

         Borrow Money. To borrow from time to time from Silicon Valley Bank ("Bank"), on such terms as may be agreed upon between the officers, employees, or agents and Bank, such sum or sums of money as in their judgment should be borrowed, without limitation, including such sums as are specified in that certain Loan and Security Agreement dated as of July 2, 1997, as amended, including, without limitation, by the First Amendment to Loan and Security Agreement dated as of February 5, 1998 (the "Loan Agreement").

         Execute Notes. To execute and deliver to Bank the promissory note or notes of the Corporation, on Lender's forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any indebtedness of the Corporation to Bank, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, or any portion of the notes.

         Grant Security. To grant a security interest to Bank in the Collateral described in the Loan Agreement, which security interest shall secure all of the Corporation's Obligations, as described in the Loan Agreement.

         Negotiate Items. To draw, endorse, and discount with Bank all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation or in which the Corporation may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the account of the Corporation with Bank, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

         Letters of Credit; Foreign Exchange. To execute letters of credit applications, foreign exchange agreements and other related documents pertaining to Bank's issuance of letters of credit and foreign exchange contracts.

         Further Acts. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all cases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements as they may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

         BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these resolutions and performed prior to the passage of these resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Bank may rely on these Resolutions until written notice of their revocation shall have been delivered to and received by Bank. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

         I FURTHER CERTIFY that the officers, employees, and agents named above are duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupy the positions set forth opposite their respective names; that the foregoing Resolutions now stand of record on the books of the Corporation; and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

         IN WITNESS WHEREOF, I have hereunto set my hand on July 2, 1997, and attest that the signatures set opposite the names listed above are their genuine signatures.


                                              CERTIFIED TO AND ATTESTED BY:


                                              X
                                               ---------------------------------

--------------------------------------------------------------------------------


Attachment 1 - Certificate of Incorporation
Attachment 2 - Bylaws